Income Tax - Schedule of deferred tax assets (Detail) - USD ($)	Dec. 31, 2020	Dec. 31, 2019
Deferred tax asset
Total deferred tax asset	$ 15,278,000	$ 16,753,000
Valuation allowance	(5,530,000)	(10,133,000)
Apex Technology Acquisition Corp [Member]
Deferred tax asset
Organizational costs/Startup expenses	1,568,202	61,973
Total deferred tax asset	1,568,202	61,973
Valuation allowance	(1,568,202)	(61,973)
Deferred tax asset, net of allowance	$ 0	$ 0